                                                                    EXHIBIT 10.3

NEITHER THIS WARRANT NOR THE SECURITIES TO BE ACQUIRED UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR APPLICABLE STATE SECURITIES LAWS. NO SALE OR DISPOSITION OF THIS WARRANT OR THOSE SECURITIES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, OR APPLICABLE STATE SECURITIES LAWS OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

THIS WARRANT IS SUBJECT TO RESTRICTIONS ON TRANSFERS AS SET FORTH BELOW.


                       WARRANT TO PURCHASE COMMON STOCK
                       --------------------------------

     This certifies that, in consideration of the advancing of certain funds and other consideration, TEMPLATE SOFTWARE, INC., a Virginia corporation (the "Holder") is entitled to subscribe for and purchase 66,695 shares (the "Warrant
-------                                                                 -------
Shares") of the fully-paid and non-assessable shares of the Common Stock, no par
------
value, of EAGLE EYE TECHNOLOGIES, INC., a Virginia corporation (the "Company"),
                                                                     -------
at the price of $14.99 per share, as adjusted pursuant to Section 4 (the
                                                          ---------
"Warrant Price"), subject to the provisions and upon the terms and conditions
--------------
hereinafter set forth.

     As used herein, the term "Common Stock" shall mean the Company's presently
                               ------------
authorized Common Stock and any stock into which such Common Stock may hereafter be exchanged.

     1.  TERM OF WARRANT.  The term of this Warrant shall begin on the
         ---------------
Notification Date (as defined in the Convertible Promissory Note of even date herewith, made by the Company in favor of the Holder) and shall end on the date twelve (12) months after the Notification Date.

     2.  METHODS OF EXERCISE; PAYMENT.  Subject to Section 1, the purchase right
         ----------------------------              ---------
represented by this Warrant may be exercised by the holder hereof, in whole or in part, at any time or from time to time, on or after the Notification Date and through the term of this Warrant or, if either such day is a day on which banking institutions in Virginia are authorized by law to close, then on the next succeeding day that shall not be such a day, by the surrender of this Warrant (with the notice of exercise form attached as Exhibit A duly executed)
                                                      ---------
at the principal office of the Company and by the payment to the Company, by cashier's check, of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Notwithstanding the foregoing, in lieu of payment of the Warrant Price in cash, the Holder may elect to exercise this Warrant on a cashless basis (based on the fair market value of the Common Stock, as determined in good faith by the Company's Board of Directors) through an adjustment in the number of Warrant Shares or otherwise, as mutually agreed to between the Company and the Holder. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of the Common Stock so purchased shall be delivered to the Holder within a reasonable time. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares; provided that the Company shall not be required to pay any tax
                --------
or taxes which may be payable in respect of any transfer involved in the issue of any certificates for Warrant Shares in a name other than that of the registered Holder of this Warrant surrendered upon exercise of this Warrant, and the Company shall not be required to issue or deliver certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     3.  STOCK FULLY PAID; RESERVATION OF SHARES.  All Common Stock which may be
         ---------------------------------------
issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     4.  ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES.  The number and
         -------------------------------------------------
kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events, as follows:

        (a) In case the Company shall at any time after the date of this Warrant (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing entity), the kind and number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

        (b) In case the Company shall issue rights, options or warrants to all holders of its outstanding Common Stock entitling them to subscribe for or purchase shares of Common

Stock at a price per share which is lower at the record date than the then current Warrant Price, the number of Warrant Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of this Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the record date for determining stockholders entitled to receive such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the record date for determining stockholders entitled to receive such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the then current Warrant Price at such record date. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective as of immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

        (c) In case the Company shall distribute to all holders of its shares of Common Stock evidences of its indebtedness or assets (including securities and cash dividends not paid out of funds legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company or not made in the ordinary course of business), but excluding dividends or distributions referred to in paragraph (a) above or rights or options or warrants referred to in paragraph (b) above, then in each case the number of Warrant Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of this Warrant by a fraction, of which the numerator shall be the then current market price per share of Common Stock on the date of such distribution, and of which the denominator shall be the then current market price per share of Common Stock, less the then fair value (as reasonably determined in good faith by the Board of Directors of the Company, whose reasonable determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights or securities or warrants applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

        (d) In case the Company shall sell and issue shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding (i) shares, rights, options, warrants or convertible or exchangeable securities issued in any of the transactions described in paragraphs (a) through (c) above,
(ii) shares issued upon conversion, exercise or exchange of rights, options, warrants or convertible or exchangeable securities outstanding on the date hereof, (iii) the Warrant or any convertible promissory note made by the Company to Template and any shares issued on exercise thereof, (iv) shares of Common Stock issued pursuant to a public firm commitment underwritten offering and (v) options or shares of Common Stock issued to key employees of the Company in an aggregate amount cumulated from and including the date of original issuance of this Warrant not in excess of 250,000 shares of Common Stock, but including shares, rights, options, warrants or convertible or exchangeable securities issued as consideration in any merger, consolidation or other business combination) at a price per share of Common Stock (as determined in accordance with this paragraph (d)) that is lower than the Warrant Price immediately prior to such sale and issuance, then in each case the number of Warrant Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of this Warrant by a fraction, the numerator of which shall be
(I) the total number of shares of Common Stock outstanding immediately after such sale and issuance, and the denominator of which shall be (II) an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such sale and issuance plus (B) the number of shares of Common Stock that the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at the Warrant Price. Such adjustment shall be made successively whenever such an issuance is made. For the purposes of such adjustments, the shares of Common Stock that the holder of such rights, options, warrants, or convertible or exchangeable securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such sale and issuance and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company, plus the consideration or premiums stated in such rights, options, warrants or convertible or exchangeable securities to be paid for the shares of Common Stock covered thereby. In case the Company shall sell and issue shares of Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase Common Stock, for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share of Common
                                                      -------------------------
Stock" and the "consideration received" by the Company for purposes of the first
-----           ----------------------
sentence of this paragraph (d), the Board of Directors of the Company shall determine, on a reasonable basis and in good faith, the fair value of such property. In case the Company shall sell and issue rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock together with one or more other securities as part of a unit at a price per unit, then in determining the "price per share of
                                                             ------------------
Common Stock" and the "consideration received" by the Company for purposes of
------------           ----------------------
the first sentence of this paragraph (d), the Board of Directors of the Company shall determine, on a reasonable basis and in good faith, the fair value of the rights, options, warrants or convertible or exchangeable securities then being sold as part of such unit.


        (e)  For the purpose of this Section 4, the term "shares of Common
                                     ---------            ----------------
Stock" shall mean (i) the Common Stock of the Company, or (ii) any other class
-----
of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a) above, the Holders shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of each Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in paragraphs (a) through (d) above, and the other provisions of this Section 4 shall apply on like terms to any such other
                   ---------
securities.

        (f) Except as provided in paragraphs (a) through (c) above, no adjustment in respect of any dividends shall be made during the term of a Warrant or upon the exercise or conversion of a Warrant.

        (g) Upon the expiration of any rights, options, warrants or conversion or exchange privileges with respect to which an adjustment shall have been made pursuant to paragraph (b) or (d) above, if any thereof have not been exercised, the number of Warrant Shares purchasable upon the exercise of the Warrant will, upon such expiration, be readjusted and will thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options or warrants or conversion or exchange rights and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, conversion or exchange plus the aggregate consideration, if any actually received by the Company for the issuance, sale or grant of all such rights, options or warrants, whether or not exercised.

        (h)  In the event:

                    (A) the Company shall authorize the issuance to all holders of its Common Stock of rights or warrants to subscribe for or purchase Common Stock or of any other subscription rights or warrants; or

                    (B) the Company shall authorize the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than dividends paid in or distributions of the Company's capital stock for which the number of shares purchasable upon the exercise of this Warrant shall have been adjusted pursuant to paragraph (a) above and cash dividends paid out of retained earnings legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company and made in the ordinary course of business); or

                    (C) of any capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in par value of the Common Stock) or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of the Common Stock outstanding), or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety; or

                    (D) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

                    (E) the Company proposes to take any action (other than actions of the character described in clause (ii) or (iii) of paragraph (a) above) that would require an adjustment pursuant to this Section 4 to the number of shares purchasable upon the exercise of this Warrant;

then the Company shall cause to be mailed by first-class mail to the Holder, at least five days prior to the applicable record or effective date hereinafter specified (10 days in the case of the events referred to in clauses (C) and (D) above), a notice stating (x) the date as of which the holders of Common Stock of record to be entitled to receive any such rights, warrants or distributions are to be determined, or (y) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up.

        5.   NOTICE OF ADJUSTMENTS.  Whenever any Warrant Price shall be
             ---------------------
adjusted pursuant to Section 4(a), the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price or Prices after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder at the address specified in
Section 9(c) or at any address provided to the Company in writing by the Holder.

        6.   FRACTIONAL SHARES.  No fractional shares of Common Stock will be
             -----------------
issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

        7.   RECLASSIFICATION, REORGANIZATION, CONSOLIDATION OR MERGER.  In
             ---------------------------------------------------------
case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to receive in lieu of the receipt of shares of

Common Stock the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that would have been received upon exercise of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 7 shall similarly apply to successive
                             ---------
reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of paragraph (d) of Section 4.
                 ---------

        8.   COMPLIANCE WITH SECURITIES ACT; NONTRANSFERABILITY OF WARRANT;
             -------------------------------------------------------------
DISPOSITION OF SHARES OF PREFERRED AND COMMON STOCK. The Holder of this Warrant,
---------------------------------------------------
by accepting it, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any other shares of Common Stock to be issued upon its exercise except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act") or applicable state securities laws. Upon exercise of this Warrant, the
 ---
Holder shall, if requested by the Company, execute and deliver to the Company a statement, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped and imprinted with a legend substantially in the following form:

       THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR APPLICABLE STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH REGISTRATION IS NOT REQUIRED.

     By accepting this Warrant, the Holder understands and agrees that the Company is under no obligation to register, redeem, repurchase or otherwise create, locate or assist the Holder in finding a market or purchaser for this Warrant or any Common Stock. The Holder represents that it is either an accredited investor, or has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of this investment and is able to bear the economic risk of this investment.

        9.   MISCELLANEOUS.
             -------------

             (a)  No Rights as Shareholder.  The Holder shall not be entitled
                  ------------------------
to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant or Warrants shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

             (b)  Exchange, Loss or Replacement. On receipt of evidence
                  -----------------------------
reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent or warrant agent together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into
                         -------
which this Warrant may be divided or for which it may be exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. Upon the issuance of any new Warrant under this Section in replacement of a lost, stolen or destroyed Warrant, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

             (c)  Notice. Any notice given to either party under this
                  ------
Agreement shall be deemed to be given when delivered via overnight courier in person or five (5) days after mailing, certified mail, addressed to such party at the address for that party as set forth on the signature page, or at such other address as that party may provide by notice to the other party. Notice to the Company shall include a copy to: Thomas J. Knox, Esquire, Tucker, Flyer & Lewis, 1615 L Street, N.W., Suite 400, Washington, D.C. 20036-5612 and notice to Holder shall include a copy to Joseph W. Conroy, Esquire, Hunton & Williams, 1751 Pinnacle Drive, Suite 1700, McLean, Virginia 22102.

             (d)  No Impairment.  The Company will not, by amendment of its
                  -------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provision in this Warrant.

             (e)  Registration.  This Warrant is numbered and will be
                  ------------
registered in the name of the Holder in a register maintained by the Company, or by the stock transfer agent or warrant agent of the Company. The Company may deem and treat the Holder as the absolute owner thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and shall not be affected by any notice to the contrary.

             (f)  Governing Law.  This Warrant shall be governed by and
                  -------------
construed under the laws of the Commonwealth of Virginia.



                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed this Warrant as of the date first written above.

                              COMPANY:
                              -------


                              EAGLE EYE TECHNOLOGIES, INC., a Virginia corporation



                              By:   /s/ Michael H. Stone
                                    --------------------
                              Name:  Michael H. Stone
                              Title:  Vice President



                              Address:
                              -------

                              Eagle Eye Technologies, Inc.
                              950 Herndon Parkway, Suite 230
                              Herndon, Virginia 20170



                              HOLDER:
                              ------



                              TEMPLATE SOFTWARE, INC., a Virginia corporation



                              By:   /s/  E. Linwood Pearce
                                    ----------------------
                              Name:   E. Linwood Pearce
                              Title:  Chief Executive Officer


                              Address:
                              -------


                              Template Software, Inc.
                              45365 Vintage Park Plaza
                              Dulles, Virginia 20166

                                   EXHIBIT A
                                   ---------

                               NOTICE OF EXERCISE
                               ------------------



TO:   EAGLE EYE TECHNOLOGIES, INC.


     1. The undersigned hereby elects to purchase shares of Common Stock of EAGLE EYE TECHNOLOGIES, INC. pursuant to the terms of the attached Warrant, and
(i) tenders herewith payment of the purchase price of such shares in full or
(ii) wishes to proceed with the cashless exercise provisions of Section 2 of the
                                                                ---------
Warrant.

     2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.

     3. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned agrees to execute an Investment Representation Statement in the form acceptable to the Company.

                              WARRANT HOLDER:
                              --------------

                              By:______________________________
                              Name:____________________________
                              Title:___________________________


                              Address:_________________________
                              _________________________________
                              _________________________________


                              Taxpayer Identification #:

                              _________________________________



Note: the above signature should correspond exactly with the name on the first page of the Warrant or with the name of the assignee appearing in an assignment notice tendered to the Company.